Filed Pursuant to Rule 497(l)

File No.: 333-283139

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For Immediate Release

C1 Fund Inc. Executes Seven Post-IPO Investment Agreements, Builds Robust Pipeline

PALO ALTO, Calif.—(BUSINESS WIRE)— C1 Fund Inc. (NYSE: CFND) (the “Fund”), a registered closed-end investment company that is focused on investing in late-stage digital-asset services and technology companies, today announced the signing of seven investment agreements in the weeks following its August 7, 2025 initial public offering.

Within weeks of its IPO the Fund has already executed seven investment agreements in private digital asset companies that it believes are leaders in their respective category. These transactions are currently progressing through customary closing conditions, and are expected to close in the near future. In addition, several other agreements are in advanced negotiation and anticipated to be finalized in the coming weeks.

“These early transactions demonstrate the Fund’s ability to secure access to some of the most important companies shaping the digital-asset economy,” said Elliot Han, Chief Investment Officer of C1 Advisors LLC, the Fund’s investment adviser. “We believe the pace of our initial activity shows that we can source and structure transactions, with speed and discipline, as we pursue our investment strategy. We will continue to deploy capital prudently as opportunities arise.”

Since its listing, the Fund has observed constructive engagement from both portfolio companies and existing private shareholders. Companies have expressed interest in the Fund’s long-term approach, while shareholders value the Fund’s ability to provide liquidity options.

Key highlights of progress since IPO include:

•	Rapid deployment of capital – seven executed purchase agreements within weeks of listing

•	Robust pipeline – additional transactions in advanced stages of negotiation to continue momentum

•	Exclusive access - ongoing allocations in leading late-stage companies

“Our team’s execution since the Fund’s IPO has been marked by speed, discipline, and access.” added Dr Najam Kidwai, Chief Executive Officer. “Both institutional and retail investors are seeking to benefit from our unique ability to source and negotiate entry into late-stage private companies reshaping digital finance. We are seeing overwhelming interest—not only from companies who are seeking active participation in the C1 Fund, but also from liquidity-minded investors and shareholders looking for active participation in the Fund’s investment strategy.”

Filed Pursuant to Rule 497(l)

File No.: 333-283139

Rule 482 ad

For Immediate Release

About C1 Fund Inc.

C1 Fund Inc. is a Maryland corporation based in Palo Alto, California. C1 Advisors LLC, which is also based in Palo Alto, California, serves as the Fund’s investment adviser. The Fund’s investment objective is to maximize the portfolio’s total return, principally by seeking capital gains on the Fund’s equity and equity-related investments. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity and equity-linked securities of companies principally engaged in the digital assets services and technology sector. The Fund intends to achieve its investment objective by investing in a portfolio of what the Fund believes to be 30 of the top digital assets services and technology companies, excluding companies whose business is principally administered in the People’s Republic of China, including Hong Kong and Macao.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The Fund’s prospectus, which has been filed with the SEC, contains this information and should be read carefully before investing.

Forward-Looking Statements

This press release contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 including statements relating to the offering of the Common Shares, our ability to complete the offering on the anticipated timeline or at all and the anticipated use of the net proceeds therefrom, together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting management’s best judgment based upon currently available information. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” "confidence," "encouraged," “potential,” “plan,” “targets,” “likely,” “may,” “will,” “would,” “should” and “could,” and similar expressions or words identify forward-looking statements. The forward-looking statements included in this press release are based on management’s current expectations and beliefs which are subject to a number of risks, uncertainties and factors that may cause the actual results, levels of activity, performance or achievements of the Fund, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements in the future. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by these cautionary statements, and we undertake no obligation to revise or update this press release to reflect events or circumstances after the date hereof.

Filed Pursuant to Rule 497(l)

File No.: 333-283139

Rule 482 ad

For Immediate Release

Risk is inherent in all investing. There can be no assurance that the Fund will achieve its investment objective, and you could lose some or all of your investment.

NOT FDIC INSURED NO BANK GUARANTEE MAY LOSE VALUE